UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 25, 2021
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Rocket Companies, Inc. (the “Company”) was held on May 25, 2021.

At the Annual Meeting, the Company’s stockholders:

(1)    Elected the three Class I director nominees, each director to hold office until the 2024 annual meeting of stockholders and until such director’s successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service;

(2)    Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;

(3)    Approved (on an advisory basis) the compensation of the Company’s named executive officers; and

(4)    Approved (on an advisory basis) a frequency of every three years for the Company’s advisory vote on the compensation of the Company’s named executive officers.

The Annual Meeting proposals and voting requirements are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2021. Consistent with its recommendation in the Company’s proxy statement for the Annual Meeting, the Board of Directors determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every three years until the next required advisory vote on such frequency.

The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Class I Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Jay Farner	579,812,379	16,664,531	44,403,785

Jennifer Gilbert	583,822,201	12,654,709	44,403,785

Jonathan Mariner	594,468,397	2,008,513	44,403,785

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes

638,898,894	785,525	1,196,276	N/A

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes

593,306,302	2,412,372	758,236	44,403,785

Proposal 4: Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers.

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes

27,666,288	757,480	567,304,030	749,112	44,403,785

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2021

ROCKET COMPANIES, INC.

By:	/s/ Julie Booth
Name:	Julie Booth
Title:	Chief Financial Officer and Treasurer